[MILLING, BENSON, WOODWARD, HILLYER, PIERSON & MILLER, L.L.P. LETTERHEAD]


                                February 23, 1998


VIA EDGAR
---------

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Attention:  Filing Desk

         Re:      Avoca, Incorporated
                  (Commission File No. 0-9219)
                  ----------------------------

Gentlemen:

         On behalf of Avoca, Incorporated (the "Registrant") and pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934, as amended (the "Act"), we are transmitting herewith, in definitive form, the Registrant's proxy statement (including related notice of annual meeting, form of proxy and letter to shareholders) for the Registrant's 1998 annual meeting of shareholders. These proxy materials, together with the Registrant's 1997 Annual Report to Shareholders, were first mailed to security holders on or about February 18, 1998.

         Under separate cover, pursuant to Rule 14a-3(c) under the Act, the Registrant is submitting, solely for the information of the Commission, seven copies of the Registrant's 1997 Annual Report to Shareholders.

         If you have any questions, please do not hesitate to call me at the number written above.

                                                     Very truly yours,

                                                     /s/ Patrick J. Butler, Jr.

                                                     Patrick J. Butler, Jr.
PJB,JR./kf159465
Enclosures

cc:  Mr. Paul Hogan, III
     Guy C. Lyman, Jr.

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant  X
                       -----
Filed by a Party other than the Registranto
                                           -----


Check the appropriate box:

   Preliminary Proxy Statement
---
   Confidential, for Use of the Commission Only (as permitted by Rule
   14a-6(e)(2))
---
 X Definitive Proxy Statement
---
   Definitive Additional Materials
---
   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12
---

                               Avoca, Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 X No fee required.
---
   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
---

    1) Title of each class of securities to which transaction applies:

            Not Applicable
       -------------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

            Not Applicable
       -------------------------------------------------------------------------

    3) Per  unit  price   or other  underlying  value  of  transaction  computed
       pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            Not Applicable
       -------------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

            Not Applicable
       -------------------------------------------------------------------------

    5) Total fee paid:

            Not Applicable
       -------------------------------------------------------------------------


      Fee paid previously with preliminary materials.
---

      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
---

      1) Amount Previously Paid:   Not Applicable
                                ------------------------------------------------

      2) Form Schedule or Registration Statement No.:   Not Applicable
                                                     ---------------------------
      3) Filing Party:   Not Applicable
                      ----------------------------------------------------------

      4) Date Filed:   Not Applicable
                    ------------------------------------------------------------

[AVOCA LETTERHEAD]




Notice of Annual Meeting of Shareholders

To the Shareholders:

         The Annual Meeting of Shareholders of Avoca, Incorporated will be held on the second floor of the Main Office of Whitney National Bank, 228 St. Charles Avenue, New Orleans, Louisiana, on Tuesday, March 17, 1998 at 11:00 a.m. for the following purposes:
         1.   Fixing the number of directors for the ensuing year;
         2. Election of directors to serve for one year and until their successors are chosen and have qualified;
         3. Transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.
         The close of business on February 6, 1998 has been fixed as the record date for determining shareholders entitled to notice of and to vote at the meeting.

                                              By order of the Board of Directors

                                                          M. Cleland Powell, III
                                                             Secretary-Treasurer

New Orleans, Louisiana
February 18, 1998

Avoca, Incorporated
P.O. Box 61260
New Orleans, Louisiana 70161


Proxy Statement

         The enclosed proxy is solicited by the Board of Directors of Avoca, Incorporated ("the Company") for use at the Annual Meeting of Shareholders to be held on March 17, 1998 and at any adjournment or postponement thereof. If properly and timely completed and returned, the proxy will be voted in the manner you specify thereon. If no manner is specified, the proxy will be voted for management's proposal to fix, at five, the number of directors to be elected for the ensuing year, and for election of the nominees for director hereinafter named.
         The proxy may be revoked by giving written notice of revocation to the Company's secretary or by filing a properly executed proxy of later date with the secretary at or before the meeting.
         The cost of soliciting proxies will be borne by the Company. Directors and officers of the Company may solicit proxies by personal interview, mail, telephone and other means, but will not receive additional compensation therefor.
         It is expected that this proxy statement and related materials will first be mailed to shareholders on or about February 18, 1998.


Voting Securities

         Only shareholders of record as of the close of business on February 6, 1998 are entitled to vote at the meeting. At that time, 830,500 shares of the Company's Common Stock (being the Company's only class of authorized stock) were outstanding. Each share is entitled to one vote. A majority of votes actually cast (which excludes abstentions and broker nonvotes) shall decide any matter properly coming before the meeting, except that directors shall be elected by plurality vote. In the election of directors, shareholders have the right of cumulative voting, i.e., the right to multiply the number of shares that the shareholders are entitled to vote by the number of directors to be elected, and to cast all such votes for one nominee or distribute them among two or more nominees. The nominees receiving the highest number of votes will be elected. The enclosed proxy gives proxy holders discretionary authority to cumulate votes in the election of directors.

2     AVOCA, Incorporated

         The following table provides information as of January 12, 1998 concerning each stockholder known by the Company to be the beneficial owner (as determined in accordance with applicable rules of the Securities and Exchange Commission) of more than 5% of its outstanding stock:

Name and Address                 Shares Beneficially                  Percent of
of Beneficial Owner                    Owned                             Class
--------------------------------------------------------------------------------

Whitney National Bank
228 St. Charles Avenue
New Orleans, Louisiana 70130          268,000                            32.27%

Hellenic, Inc.
800 David Drive
Morgan City, Louisiana 70380           72,875                             8.77%

Sandy Run Farm L.L.C.
76036 Highway 1082
Covington, Louisiana 70433             59,000 (1)                         7.10%

     (1) Sandy Run Farm L.L.C. is a limited liability company owned and controlled by the Estate of Mrs. Dorothy S. Milling and members of Mrs. Milling's family.


Number and Election of Directors

         The Company's Charter provides for a Board of Directors consisting of such number of persons, not less than five or more than fifteen, as is fixed by the shareholders prior to each election of directors. The Company's Board has consisted of five persons for many years, and management again proposes to fix at five the number of directors to be elected for the ensuing year. Unless you specify otherwise, proxy holders will vote for this proposal and for election of the management nominees hereinafter named, who are to serve for one year and until their successors are chosen and have qualified. All nominees are members of the Company's present Board and were elected at the last annual meeting. Should the number of directors be fixed at more than five or should any of the nominees become unavailable for election, which is not anticipated, proxy holders may in their discretion vote for other nominees recommended by the Board.


                                                       AVOCA, Incorporated     3

The following table includes information furnished by the respective nominees with regard to their principal occupations for the last five years and their beneficial ownership (as determined in accordance with applicable rules of the Securities and Exchange Commission) of the Company's outstanding stock as of January 12, 1998.

Name, Age, Position with                           Shares           Percent
Company and Principal                 Director   Beneficially           of
Occupation                             Since        Owned             Class
--------------------------------------------------------------------------------
Richard W. Fox, 42; Director
of the Company;  investor;
formerly manager, Sandy
Run Farm L.L.C. (land
management,  farming and
investments);  prior
thereto Vice President,
FirstNBC (Trust Investment
Department)                            1995        None               ---

Edward B. Grimball, 53; Director
and President of the Company;
Chief Financial Officer and
Executive Vice President,
Whitney National Bank                  1993        None               ---

Peter V. Guarisco, 70; Director of
the Company; Chairman,
Hellenic, Inc. (real estate, oil and
gas, investments, construction);
director, Sterling Sugars, Inc.        1995       2,000(1)           .24%

Guy C. Lyman,  Jr., 65;  Director
of the  Company;  Attorney,  Milling,
Benson, Woodward, Hillyer, Pierson
& Miller, L.L.P.                       1993        None               ---

M. Cleland Powell, III, 49;
Director and Secretary-Treasurer
of the Company; Senior Vice
President, Whitney National Bank       1986        None               ---

All directors and officers as a
group                                   ---       2,000              .24%

(1) Excludes 72,875 shares owned by Hellenic, Inc., of which Mr. Guarisco is chairman, a director and shareholder. Mr. Guarisco disclaims beneficial ownership of such shares.

4     AVOCA, Incorporated

Information Concerning Management

Executive Compensation
     Except for quarterly fees of $250 per director, all officers and directors of the Company serve without remuneration.

Certain Relationships
     Messrs. Grimball and Powell are senior officers of Whitney National Bank, which owns 32.27% of the Company's outstanding stock.
     Mr. Guarisco is chairman, a director and a shareholder of Hellenic, Inc., which owns 8.77% of the Company's outstanding stock.
     Mr. Lyman's professional law corporation is of counsel with the law firm of Milling, Benson, Woodward, Hillyer, Pierson & Miller, L.L.P., which acts as legal counsel for the Company and, together with other law firms, represents Whitney National Bank and its parent, Whitney Holding Corporation, on a regular basis.

Other Information
     The Company has no standing audit, nominating or compensation committees, or committees performing similar functions.
     The Board held four meetings during the year. Each director attended at least 75 percent of the meetings, except that Mr. Guarisco was absent from two meetings.

Accountants

     It is anticipated that Ernst & Young LLP, which has audited the Company's financial statements since 1950, will be asked to serve as the Company's independent public accountants for 1998. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and to be available to respond to appropriate questions. He will have an opportunity to make a statement if he desires to do so.

Shareholder Proposals

     In order to be considered for inclusion in the proxy statement and proxy relating to the 1999 Annual Meeting of Shareholders, proposals of shareholders must be received at the Company's principal executive office no later than October 20, 1998.

                                                       AVOCA, Incorporated     5

Other Matters

     The matters to be acted on at the Annual Meeting are set forth in the accompanying Notice. The Board knows of no other business to be presented at the meeting, but if other matters requiring a vote are properly presented at the meeting or any adjournment or postponement thereof, proxy holders will vote or abstain from voting thereon in accordance with their best judgment.

                                              By order of the Board of Directors

                                                          M. Cleland Powell, III
                                                             Secretary-Treasurer

6     AVOCA, Incorporated

AVOCA, Incorporated
  P.O. Box 61260
New Orleans, LA 70161


February 18, 1998

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders which will be held on the second floor of the Main Office of Whitney National Bank, 228 St. Charles Avenue, New Orleans, Louisiana 70130 at 11:00 a.m. on Tuesday, March 17, 1998. Enclosed you will find the formal Notice of Annual Meeting and Proxy Statement.

Your vote is important. Whether or not you expect to attend the meeting, please mark, date, sign and promptly return the attached proxy in the accompanying envelope, which requires no postage if mailed in the United States. You may, of course, later revoke your proxy and vote in person.


                                                     /s/ Edward B. Grimball

                                                     Edward B. Grimball
                                                     President

                             Detach Proxy Card Here
--------------------------------------------------------------------------------


A VOTE FOR THE FOLLOWING PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS

1.   Proposal to fix, at five, the number of directors for the ensuing year.
           FOR          AGAINST          ABSTAIN
      -----        -----            -----

2.   Election of Directors. FOR all nominees   WITHHOLD            *EXCEPTIONS
                            listed below       AUTHORITY
                                               to vote
                                               for all nominees
                                               listed below.
                                         ---                ---            ---

     Nominees:   Richard  W.  Fox, Edward B. Grimball, Peter V. Guarisco, Guy C.
                 Lyman, Jr., M. Cleland Powell, III
     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below).
     *Exceptions
                ----------------------------------------------------------------

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.
                                                    Change of Address and/
                                                    or Comments Mark Here
                                                                          ---

                                   The signature on this Proxy should correspond exactly with stockholder's name as printed to the left. In the case of joint owners,
                                   co-executors,     attorney-in-fact,        or
                                   co-trustees, both should sign. Persons signing as Attorney-in-fact, Executor, Administrator, Trustee or Guardian should give their full title. If a corporation, sign in full corporate name by authorized officer. If a partnership, please sign in full partnership name by authorized person.


                                   Dated:                                , 199
                                         --------------------------------     --


                                   ---------------------------------------------
                                                    Signature


                                   ---------------------------------------------
                                                    Signature

                                   Votes MUST be indicated
                                   (x) in Black or Blue ink.
                                                            ---

Please Sign, Date and Return the Proxy Promptly Using the Enclosed Envelope.

                               AVOCA, INCORPORATED

                          PROXY/VOTING INSTRUCTION CARD

This  proxy  is  solicited  on  behalf  of  the  Board  of  Directors  of Avoca,
                                  Incorporated

     The undersigned hereby appoints Edward B. Grimball and M. Cleland Powell, and each of them, with full power of substitution in each, proxies to represent and to vote all shares of Common Stock of Avoca, Incorporated which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on March 17, 1998, and at any adjournment or postponement thereof, as indicated on the reverse side.

     When properly executed and returned, this proxy will be voted in accordance with such instructions as may be given on the reverse side of this proxy card by the undersigned shareholder. If no instructions are given, this proxy will be voted FOR proposals 1 and 2.

                        (Continued, and to be signed and dated on reverse side.)


                                           AVOCA, INCORPORATED
                                              P.O. BOX 11164
                                         NEW YORK, N.Y. 10203-0164